UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

DATA TRANSLATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DATA TRANSLATION, INC.

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 16, 2003

To the Stockholders of Data Translation, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Data Translation, Inc. (the “Company”) will be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts 01752, on April 16, 2003 at 9:30 a.m., local time, for the following purposes:

1.	To elect one Director of the Company to serve for a three-year term as a Class I Director; and

2.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only holders of record of the Company’s common stock at the close of business on February 24, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

ELLEN W. HARPIN

Secretary

Marlboro, Massachusetts

March 14, 2003

IMPORTANT

EVEN THOUGH YOU MAY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

DATA TRANSLATION, INC.

PROXY STATEMENT FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 16, 2003

VOTING, REVOCATION AND SOLICITATION OF PROXIES

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Data Translation, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts 01752, on April 16, 2003 at 9:30 a.m., local time, and any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Meeting and Proxy Card are being first mailed on or about March 14, 2003 to stockholders of record as of February 24, 2003. The Annual Meeting has been called for the following purposes: (i) to elect one Director of the Company to serve for a three-year term as a Class I Director; and (ii) to consider and vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Record Date; Voting

The Board of Directors of the Company (referred to hereinafter as the “Board of Directors” or the “Directors”) has fixed the close of business on February 24, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Only holders of record of common stock of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, 3,511,312 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), were outstanding. As of such date, there were approximately 150 holders of record of the Company’s Common Stock. Holders of the Company’s Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

Holders of the Company’s Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. The proxy card must be signed and dated for it to be properly executed. If the enclosed proxy card is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted “FOR” each of the proposals.

Any properly completed proxy card may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, at the address set forth above, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

In addition to the solicitation of proxies by mail, the Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone or other means. None of such Directors, officers or employees will receive any compensation for such solicitation activities. The Company will bear the costs of preparing, printing and mailing the materials used in the solicitation of proxies. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them and will provide reimbursement for the cost of forwarding the materials in accordance with customary charges.

Quorum and Stockholder Vote Required

The presence, in person or by proxy, of the holders of at least a majority in interest of the total number of shares of the Common Stock of the Company issued, outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting for the transaction of business. A quorum being present, the affirmative vote of a plurality of the shares present and voting, in person or by proxy, is necessary to elect one Director of the Company for a three-year term (Proposal No. 1). A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Under applicable rules, brokers who hold shares of the Company’s Common Stock in street name have the authority to vote the shares in the broker’s discretion on “routine” matters if they have not received specific instructions from the beneficial owner of the shares. The uncontested election of directors is a “routine” matter for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be “non-routine,” on the agenda for this meeting of the Company’s stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter, that action is called a “broker non-vote” as to that matter. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Broker non-votes are not counted in determining the number of votes cast with respect to the matter. With respect to vote on the election of the Class I Director abstentions and broker non-votes will have no effect on the outcome of such votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of February 24, 2003 information with respect to the shares of Common Stock that are beneficially by (i) each director or nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, (iii) all directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. As of February 24, 2003, 3,511,312 shares of Common Stock were outstanding.

Name of Beneficial Owner**	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percentage of Outstanding Shares of Common Stock Owned(1)
Alfred A. Molinari, Jr.(2)	1,762,833	48.71%
Ellen W. Harpin(3)	21,154	*
D’Anne Hurd(4)	9,706	*
David Cyganski(5)	9,581	*
Jeffrey M. Cronin(6)	22,675	*
Michael A. DiPoto(7)	23,924	*
Andreas C. Randow(8)	4,166	*
All executive officers and directors as a group (7 persons)	1,854,039	50.06%

*	Represents less than 1%.
**	Addresses are only given for beneficial owners of more than 5% of the outstanding shares of Common Stock.
(1)	Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following February 24, 2003 are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)	Includes 107,500 shares subject to stock options that are exercisable within 60 days of February 24, 2003. Mr. Molinari’s address is c/o the Company, 100 Locke Drive, Marlboro, Massachusetts 01752.
(3)	Includes 20,915 shares subject to stock options that are exercisable within 60 days of February 24, 2003.
(4)	Includes 9,581 shares subject to stock options that are exercisable within 60 days of February 24, 2003.
(5)	Includes 9,581 shares subject to stock options that are exercisable within 60 days of February 24, 2003.
(6)	Includes 20,909 shares subject to stock options that are exercisable within 60 days of February 24, 2003.
(7)	Includes 19,999 shares subject to stock options that are exercisable within 60 days of February 24, 2003.
(8)	Includes 4,166 shares subject to stock options that are exercisable within 60 days of February 24, 2003.

PROPOSAL NO. 1

NOMINATION AND ELECTION OF DIRECTOR

The Board of Directors of the Company currently consists of four members and is divided into three classes, Class I with one Director, Class II with two Directors and Class III with one Director. The term of office of one of the classes expires in each year and the Directors’ successors will be elected at each annual meeting of stockholders for a term of three years and until their successors are elected and qualified. Each of the nominee and incumbent directors was elected to his or her initial term in 1996.

At the Annual Meeting, one person will be elected as a Class I Director of the Company to serve for a three-year term until the 2006 annual meeting of stockholders and until his successor is elected and qualified. The Board of Directors has nominated Ellen W. Harpin for re-election as a Class I Director of the Company for a three-year term. Approval by the affirmative vote of a plurality of the shares present and voting, in person or by proxy, at the Annual Meeting is necessary to elect Ms. Harpin as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ELLEN W. HARPIN AS DIRECTOR.

Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy FOR the election of Ms. Harpin to serve as a Class I Director of the Company. The Board of Directors believes that Ms. Harpin will stand for election and will, if elected, serve as Director. However, if Ms. Harpin fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may nominate and recommend.

Information regarding the nominee for election as Director and incumbent Directors, including principal employment and prior business experience, is set forth below.

Nominee for Election as Director:

Ellen W. Harpin, 47, for a term expiring in 2006. Ms. Harpin has been the Secretary and a Director of the Company since 1997. She currently serves as Vice President of Engineering of the Company. Ms. Harpin previously served as Vice President, Administration from October 1998 to May 1999 and as Vice President, Sales from October 1997 to October 1998. She served as Vice President of Administration for Media 100, Inc. (“Media 100”) from July 1995 to September 1996, prior to the Company’s spin-off from Media 100 (the “Spin-off”). Ms. Harpin was employed by Media 100 from March 1983 until November 1996 and during her tenure also served as Chief Financial Officer, Treasurer, Vice President, Manufacturing and Director of Sales

Incumbent Directors:

Alfred A. Molinari, Jr., 61, term expires in 2005. Mr. Molinari has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since 1996. Mr. Molinari is the founder of Media 100 and served as the Chief Executive Officer of Media 100 from its inception in 1973 until the Spin-off from Media 100.

Dr. David Cyganski, 49, term expires in 2004. Dr. Cyganski has served as a Director of the Company since 1997. Dr. Cyganski has served in faculty and administrative positions at Worcester Polytechnic Institute (“WPI”) since prior to 1992. Since October 1992, Dr. Cyganski has been a professor in the WPI Electrical and Computer Engineering Department.

D’Anne Hurd, 52, term expires in 2004. Ms. Hurd has served as a Director of the Company since 1997. Ms. Hurd is currently Chief Financial Officer and General Counsel of STARBAK Communications Inc. From May 1999 to December 2002, Ms. Hurd was Chief Financial Officer and General Counsel of Vividon, Inc. From May 1999 to March 2001, Ms. Hurd was Chief Financial Officer and General Counsel of NaviNet, Inc. From February 1996 to May 1999, Ms. Hurd was Chief Financial Officer and General Counsel of SmartRoute Systems, Inc. She previously served as a business/legal consultant, specializing in initial public offerings and strategic alliances/joint ventures.

Board of Directors and its Committees

The Board of Directors held eight meetings during the fiscal year ended November 30, 2002. During fiscal 2002, each of the Directors attended all meetings of the Board of Directors and of the committees of which he or she was a member held while such person was a member of the Board of Directors.

The Board of Directors has a Compensation Committee and an Audit Committee, but no nominating committee. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and establishes and approves compensation arrangements for the executive officer of the Company. The members of the Compensation Committee are Ms. Hurd, Dr. Cyganski and Mr. Molinari. During the fiscal year ended November 30, 2002, the Compensation Committee did not meet. The Audit Committee consists of two members. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is reconstituted annually at the first meeting of the Board of Directors following the Annual Meeting of Stockholders. The Audit Committee operates pursuant to a charter, a copy of which is attached to this Proxy Statement as Appendix 1. The Audit Committee is responsible for, among other things, selecting our independent auditors, reviewing the scope, results and costs of the audit with our independent auditors and reviewing our financial statements to ensure full compliance with regulatory requirements and full disclosure of necessary information to our shareholders as well as make recommendations to the Directors. The members of the Audit Committee are Ms. Hurd and Dr. Cyganski. Each member of the Audit Committee is an “independent director” as defined in Rule 4200 (a)(14) of the National Association of Securities Dealers’ listing standards. During the fiscal year ended November 30, 2002, the Audit Committee met five times.

Board of Directors Compensation

The Company compensates each Director who is not also an employee of the Company $7,500 per year plus $500 per meeting for services as a Director. In addition, each non-employee Director is eligible to receive options under the Company’s 1996 Stock Option Plan. Directors of the Company who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any of its committees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning the compensation of the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers (the “Named Executive Officers”) who were serving as executive offices at the end of the fiscal year ended November 30, 2002.

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options(#)	All Other Compensation($)(1)
Alfred A. Molinari, Jr	2002	$187,615	$—	—	$284
Chairman of the Board, President and	2001	$200,943	$—	—	$261
Chief Executive Officer	2000	$225,000	$10,800	100,000	$572

Jeffrey M. Cronin	2002	$103,800	$—	—	$228
Vice President, Operations	2001	$111,738	$—	—	$261
	2000	$96,926	$6,900	20,000	$375

Michael A. DiPoto	2002	$103,800	$—	—	$228
Chief Financial Officer, Vice President,	2001	$111,738	$—	—	$209
Finance and Treasurer	2000	$97,577	$7,500	20,000	$379

Ellen W. Harpin (2)	2002	$68,770	$—	2,500	$142
Vice President, Engineering	2001	$30,713	$—	2,500	$16,979
	2000	$—	$—	2,500	$13,551

Andreas C. Randow (3)	2002	$58,846	$—	$—	$—
Vice President, Technology

(1)	The amounts reported represent (i) the dollar value of premiums paid on term life insurance for the benefit of the Named Executive Officers and (ii) Company contributions to a defined contribution plan with respect to the Named Executive Officers.
(2)	Ms. Harpin resigned from the Company as an employee in June 1999 and rejoined the Company in June 2001. Options granted in the fiscal years 2000 and 2001 were awarded to Ms. Harpin for her service as a Director of the Company. In addition, amounts received for her services as a Director and a consultant while not an employee of the Company are included under All Other Compensation.
(3)	Mr. Randow joined the Company in August 2002.

Stock Options

The following table provides information concerning the grant of stock options by the Company to the Named Executive Officers during the fiscal year ended November 30, 2002.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(#)	% of Total Options granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	5% ($)	10% ($)
Alfred A. Molinari, Jr.(1)	115,000	31.05%	$.66	9/25/07	25,813	58,561
Jeffrey C. Cronin (2)	31,650	8.54%	$.60	9/25/07	6,458	14,652
Michael A. DiPoto (3)	40,000	10.8%	$.60	9/25/07	8,162	18,517
Ellen W. Harpin (4)	2,500.67%		$.60	9/25/07	510	1,157
Andreas C. Randow	—	—	—	—	—	—

(1)	An option to purchase shares of the Company’s common stock was granted to Mr. Molinari on September 26, 2002. the option vested immediately as to 38,333 shares and vests annually in 25% increments over four years as to the remaining 76,667 shares.
(2)	An option to purchase shares of the Company’s common stock was granted to Mr. Cronin on September 26, 2002. The option vested immediately as to 10,550 shares and vests annually in 25% increments over four years as to the remaining 21,100 shares
(3)	An option to purchase shares of the Company’s common stock was granted to Mr. DiPoto on September 26, 2002. The option vested immediately as to 13,333 shares and vests annually in 25% increments over four years as to the remaining 26,667 shares.
(4)	An option to purchase shares of the Company’s common stock was granted to Ms. Harpin on September 26, 2002. The option vested immediately as to 833 shares and vests annually in 25% increments over four years as to the remaining 1,667 shares.

Option Exercises and Holdings

The following table provides information, with respect to the Named Executive Officers, concerning unexercised Company options held as of the end of the fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options at FY-End ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Alfred A. Molinari, Jr.	—	—	107,500	57,501	$1,533	$(40,234)
Jeffrey C. Cronin	—	—	20,909	15,825	$1,688	$(6,071)
Michael A. DiPoto	—	—	19,999	20,001	$2,133	$1,067
Ellen W. Harpin	—	—	20,915	2,085	$(892)	$(47,218)
Andreas C. Randow	—	—	4,166	834	$(3,765)	$(7,520)

(1)	Market value of underlying securities at November 30, 2002, minus the exercise price of “in-the-money” options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its domestic headquarters in Marlboro, Massachusetts (the “Facilities”) from a related party trust, Nason Hill Trust (the “Trust”), a nominee trust of which Alfred A. Molinari, Jr., Chairman, Chief Executive Officer and President of the Company, and his wife are the sole trustees and beneficiaries.

The facilities are leased from the Trust under operating leases expiring on December 1, 2009. Pursuant to an amendment dated May 13, 1997, the annual lease payments are equal to the sum of (i) $1,300,000 through November 30, 2002, and adjusted thereafter by the applicable CPI increase as of December 1, 2002, for the period commencing December 1, 2002, and again December 1, 2005, for that period commencing December 1, 2005, and (ii) any additional interest costs payable by the Trust in such year under a note in favor of BankNorth Massachusetts due to the failure of the Company to maintain the financial ratios required for the most favorable interest rate under such note. In addition to such lease payments, the Company bears all of the tax, insurance and other costs of operating the Facilities and, under certain circumstances, various costs and expenses associated with the series of industrial revenue bonds, the proceeds of which were used in connection with the facilities. Total rental expense, net of sublease income, included in the operations of the Company under the lease for fiscal 2002 was $276,000.

The following is a summary of certain agreements between the Company and Media 100 entered into in connection with the Spin-off. Alfred A. Molinari was a director and former Chief Executive Officer of Media 100 and his son, John A. Molinari, is President, Chief Executive Officer and a director of Media 100.

Distribution Agreement.    The Company and Media 100 are parties to a Distribution Agreement that provides for, among other things, the principal corporate transactions required to effect the Spin-off. The Distribution Agreement provides for indemnification of the Company by Media 100, and of Media 100 by the Company, in a manner designed, as between the two companies, to place with the Company financial responsibility for the data acquisition and imaging, commercial products and networking distribution businesses, and to place with Media 100 financial responsibility for the business retained by Media 100. The Distribution Agreement also provides for a tax sharing arrangement between the Company and Media 100. Pursuant to such agreement, each of the Company and Media 100 are responsible for tax liabilities relating to their respective operations. The Distribution Agreement also provides for the sharing of certain tax liabilities that may be associated with the Spin-off.

Intellectual Property Agreement.    The Company and Media 100 are parties to an Intellectual Property Agreement that provides for royalty-free, perpetual cross-licenses to each of Media 100 and the Company from the other for all technologies covered by existing patents and patent applications held by them as of the Spin-off. The agreement also provides that the parties will cross-license to each other technologies under patents issued pursuant to applications made in the two year-period following the Spin-off. The cross-licenses provide for termination upon a change of control with respect to patents issued pursuant to applications made after August 31, 1996, although the licensee may continue to use such patents in products already being shipped or which are substantially near completion of development.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who beneficially own (directly or indirectly) more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports received by it, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% stockholders during the fiscal year ended November 30, 2002 were satisfied.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company’s 2004 annual meeting of stockholders must be received by the Company on or before November 16, 2003 in order to be considered for inclusion in the Company’s proxy statement. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission in order to be included in the proxy statement and should be directed to: Secretary, Data Translation, Inc., 100 Locke Drive, Marlboro, MA 01752.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has engaged BDO Seidman LLP to serve as the Company’s independent public accountants for the fiscal year ended November 30, 2003. A representative of BDO Seidman LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Arthur Andersen LLP previously served as the Company’s independent public accountants. Representatives of Arthur Andersen will not be present at the Annual Meeting.

On June 28, 2002, the Company dismissed Arthur Andersen as its independent public accountants. On August 26, 2002, the Company entered into an engagement letter with BDO Seidman LLP. The decision to dismiss Arthur Andersen LLP and retain BDO Seidman LLP was approved by the Company’s Board of Directors upon the recommendation of its Audit Committee.

The reports of Arthur Andersen LLP on the consolidated financial statements of the Company, as of and for the years ended November 30, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent years ended November 30, 2001 and 2000 and the subsequent interim period through June 28, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of such disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and there were no reportable events as described in Item 304)a)(1)(iv)(B) of Regulation S-B.

The Company requested that Arthur Andersen LLP provide it with a letter to the SEC stating whether or not Arthur Andersen LLP agreed with the foregoing disclosures. A copy of such letter dated June 28, 2002, is attached as Exhibit 16 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 28, 2002.

During the years ended November 30, 2001 and 2000 and through August 26, 2002, neither the Company nor someone on its behalf consulted BDO Seidman LLP regarding the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-B.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended November 30, 2002, and the reviews of the financial statements included in the Company’s Forms 10-QSB for that fiscal year, were $26,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

No fees were billed for professional services rendered for financial systems design and implementation rendered by the Company’s principal accountant for the fiscal year ended November 30, 2002.

ALL OTHER FEES

The aggregate fees billed for all other services rendered by the Company’s principal accountant for the fiscal year ended November 30, 2002 were $10,050.

AUDITOR INDEPENDENCE

The Audit Committee has considered whether the provision of the services described under “Financial Information Systems Design and Implementation Fees” and “All Other Fees” is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audit financial statements of the Company for the fiscal year ended November 30, 2002 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380).

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions with management and the Company’s independent accountants referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual report on Form 10-KSB for the fiscal year ended November 30, 2002 and for filing with the Securities and Exchange Commission.

Respectfully submitted,

David Cyganski

D’Anne Hurd

OTHER BUSINESS

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

ANNUAL REPORT ON FORM 10-KSB

The Company’s Annual Report on Form 10-KSB for the fiscal year ended November 30, 2002, which includes financial statements, has been filed with the SEC. Copies of the Annual Report on Form 10-KSB may be obtained by stockholders of the Company without charge upon written request to the Secretary of the Company at the address set forth below.

BY ORDER OF THE BOARD OF DIRECTORS

ELLEN W. HARPIN

Secretary

Data Translation, Inc.

100 Locke Drive

Marlboro, Massachusetts 01752

March 14, 2003

Appendix 1

Audit Committee Charter

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion on the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directs, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying our these responsibilities, the audit committee will:

Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including and comments or recommendations of the independent auditors.

Review with the independent auditors the company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of the management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Review account and financial human resources and succession planning within the company.

Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                 REVOCABLE PROXY
                             DATA TRANSLATION, INC.
---    PLEASE MARK VOTES
 X     AS IN THIS EXAMPLE
---

                  PROXY FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD THURSDAY, APRIL 16, 2003 AT 9:30 A.M.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Ellen W. Harpin and Alfred
A. Molinari, Jr., and each of them, as proxies of the undersigned (the
"Proxies"), with full power to appoint his or her substitute, and authorizes each of them to represent and to vote all shares of common stock of Data
Translation, Inc. (the "Company") held by the undersigned at the close of business on February 24, 2003, at the 2003 Annual Meeting of Stockholders to be
held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts, on
April 16, 2003 at 9:30 a.m., local time, and at any adjournments or postponements thereof.

                                                                With-
                                                        For     held
                                                       ----     ----
   1 Proposal to elect Ellen W. Harpin as a
     Class I Director of the Company to serve for      ----     ----
     a three-year term until the 2006 annual
     meeting of stockholders and until her             ----     ----
     successor is duly elected and qualified.

     When properly executed this proxy will be voted in the manner directed hereon by the undersigned stockholder(s).

     If no direction is given, this proxy will be voted FOR Proposal No. 1 and in their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the
Board of Directors' recommendations need only sign and date this proxy and return it in the stamped envelope provided. The above undersigned stockholder(s)
hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2003
Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the
Company's 2002 annual report to stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

     Please sign name exactly as shown on stock certificate. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating such person's title or authority. If a partnership, please sign in partnership name by authorized person.

                                        ________________________________
Please be sure to sign and date         Date
 this Proxy in the box below.
________________________________________________________________________

_____ Stockholder sign above _____________ Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                             DATA TRANSLATION, INC.

________________________________________________________________________________

                              PLEASE ACT PROMPTLY:
                       SIGN, DATE & MAIL PROXY CARD TODAY
________________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

__________________________________________________

__________________________________________________

__________________________________________________